UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - November 10, 2022

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 10, 2022, Oncor Electric Delivery Company LLC (“Oncor”) entered into an Amendment No. 1 to Commercial Paper Dealer Agreement (each, an “Amendment”) with each commercial paper dealer participating in Oncor’s commercial paper program, established March 26, 2018 (the “Program”), under which Oncor may issue unsecured commercial paper notes (the “Notes”) on a private placement basis. A national bank acts as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement.

The Amendment extends the maximum maturity date of Notes issued under the Program and makes certain other modifications to the commercial paper dealer agreements. In particular, the Amendment provides that the maturities of the Notes issued under the Program may not exceed 397 days from the date of issue. Oncor intends to use the proceeds from any Notes that are issued for working capital and other general corporate purposes.

The Amendments are substantially identical in all material respects except as to the parties thereto. The foregoing description of each Amendment is qualified in its entirety by reference to the complete terms of the Amendment, the form of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The commercial paper dealers and the issuing and paying agent under the Program and their respective affiliates have, from time to time, performed various financial advisory, dealer, commercial banking, and investment banking services for Oncor and certain of its affiliates for which they have received customary fees and expenses.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered and sold except in compliance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to purchase any securities, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Amendment No. 1 to Commercial Paper Dealer Agreement.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: November 10, 2022